                                                                  EXHIBIT 99.3

                            LETTER OF TRANSMITTAL
                                 TO ACCOMPANY
                            SHARES OF COMMON STOCK
                                      OF
                       THERMADYNE HOLDINGS CORPORATION

   This Letter of Transmittal is to accompany the certificates for shares of common stock, par value $0.01 per share ("Company Common Stock"), of Thermadyne Holdings Corporation ("Thermadyne" or the "Company") which have been converted, subject to proration, into the right to receive an amount equal to $34.50 in cash (the "Cash Election Price") from the Company because the holder of such certificates (a "Non-Electing Holder") did not make an election (a "Stock Election") to retain shares of Company Common Stock (the "Stock Election Price") in connection with the proposed merger (the "Merger") of Mercury Acquisition Corporation with and into Thermadyne.

   EACH SHARE OF COMPANY COMMON STOCK OWNED BY ANY SUCH NON-ELECTING HOLDER WILL AUTOMATICALLY, SUBJECT TO PRORATION AS DESCRIBED IN THE PROXY STATEMENT (AS DEFINED BELOW), BE CONVERTED INTO THE RIGHT TO RECEIVE AN AMOUNT EQUAL TO $34.50 IN CASH FROM THERMADYNE FOLLOWING THE MERGER.


                        TO: [       ], EXCHANGE AGENT

   By mail:     By hand:      By overnight courier:
[             [            [

            ]             ]                         ]

   Facsimile (for eligible institutions only): [( )  ]

   Confirm facsimile by telephone ONLY: [( )  ]


Delivery of this Letter of Transmittal to an address, or transmission of instructions via a telecopy facsimile number, other than as set forth above, does not constitute a valid delivery.


   Ladies and Gentlemen:


     In connection with the merger (the "Merger") of Mercury Acquisition Corporation ("Mercury") with and into Thermadyne Holdings Corporation ("Thermadyne" or the "Company"), the undersigned hereby submits the certificate(s) for shares of common stock, par value $0.01 per share, of Thermadyne ("Company Common Stock") listed below and elects to have the shares of Company Common Stock represented by such certificates as set forth below converted into the right to receive $34.50 per share in cash.


     The following election is subject to (i) the terms, conditions and
    limitations set forth in the Proxy Statement/ Prospectus, dated       ,
    1998 relating to the Merger (the "Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger between Thermadyne and Mercury, dated as of January 20, 1998 as the same may be amended from time to time (the "Merger Agreement"), a conformed copy of which appears as Annex A to the Proxy Statement, and
    (iii) the accompanying Instructions.


     The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificates of Company Common Stock to the Company and to receive on behalf of the undersigned, in exchange for the shares of Company Common Stock represented thereby, any check for cash issuable in the Merger pursuant to the Merger Agreement. If certificates of Company Common Stock are not delivered herewith, there is furnished below a guarantee of delivery of such certificates representing shares of Company Common Stock from a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States.

     Unless otherwise indicated under Special Payment Instructions below, please issue any check issuable in exchange for the shares of Company Common Stock represented by the certificates submitted hereby in the name of the registered holder(s) of such Company Common Stock. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any check for cash issuable in exchange for the shares of Company Common Stock represented by the certificates submitted hereby to the registered holder(s) of the Company Common Stock at the address or addresses shown above.


     I hereby represent and warrant that I have full power and authority to sell, transfer and assign the shares of Company Common Stock accompanying this Letter of Transmittal. I will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Thermadyne to be necessary or desirable to complete such sale, assignment or transfer.


     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

             PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

BOX I


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
                                                                 SHARES SUBMITTED
 NAMES AND ADDRESS(ES) OF REGISTERED HOLDERS*          (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------  ---------------------------------------------------
                                                                     TOTAL NUMBER
                                                                      OF SHARES        NUMBER OF
                                                   CERTIFICATE      REPRESENTED BY       SHARES
                                                     NUMBER         CERTIFICATE(S)     SUBMITTED
----------------------------------------------  ---------------- ------------------  -------------
----------------------------------------------  ---------------- ------------------  -------------

----------------------------------------------  ---------------- ------------------  -------------

----------------------------------------------  ---------------- ------------------  -------------

----------------------------------------------  ---------------- ------------------  -------------
                                                  Total Common
                                                     Shares
----------------------------------------------  ---------------- ------------------  -------------
*Only certificates registered in a single form may be deposited with this Letter of Transmittal.
 If certificates are registered in different forms (e.g., John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
--------------------------------------------------------------------------------------------------

 [ ] Check here if you cannot locate certificates. Upon receipt of this Letter of Transmittal, the Agent will contact you directly with replacement instructions.

             PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

BOX II


                         SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS D(6) AND D(7)

 To be completed ONLY if the checks are to be made payable to, someone other than the registered holder(s) of shares of Company Common Stock.
Issue check to:
Name
     ------------------------------------------------------------------------
                                (PLEASE PRINT)

-----------------------------------------------------------------------------
                                (PLEASE PRINT)

Address
       ----------------------------------------------------------------------


-----------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)


-----------------------------------------------------------------------------
                            (TAX IDENTIFICATION OR
                           SOCIAL SECURITY NUMBER)

(Note: if this box is completed, endorsement on the surrendered certificates(s) or signature(s) on the accompanying instrument of transfer MUST BE GUARANTEED in the usual form by a bank or any eligible guarantor institution (see Instruction 7). PLEASE ALSO COMPLETE THE SUBSTITUTE FORM W-9 BELOW.)
-----------------------------------------------------------------------------


BOX III


                        SPECIAL DELIVERY INSTRUCTIONS
                            (SEE INSTRUCTIONS D(8)

To be completed ONLY if the checks are to be made payable to, the registered holder(s) of shares of Company Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s) set forth above

 Mail check to:

 Name
      -----------------------------------------------------------------------
                                (PLEASE PRINT)


 ----------------------------------------------------------------------------
                                (PLEASE PRINT)

 Address
        ---------------------------------------------------------------------
                              (INCLUDE ZIP CODE)


 ----------------------------------------------------------------------------
                             (INCLUDING ZIP CODE)

BOX IV

                                  SIGN HERE
                 ALL HOLDERS OF COMMON STOCK MUST SIGN BELOW
       (SEE INSTRUCTIONS D(1) AND D(7) CONCERNING SIGNATURE GUARANTEE)

 ----------------------------------------------------------------------------



 ----------------------------------------------------------------------------
                          (SIGNATURE(S) OF OWNER(S))

    Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a fiduciary capacity, set forth full title in such capacity and see Instruction D(3).

 Signature(s) Guaranteed:
-----------------------------------------------------------------------------
                            (SEE INSTRUCTION D(7))

 Name(s):
-----------------------------------------------------------------------------
                                (PLEASE PRINT)

 Name(s):
-----------------------------------------------------------------------------
                                (PLEASE PRINT)

 Name(s):
-----------------------------------------------------------------------------
                                (PLEASE PRINT)


-----------------------------------------------------------------------------


 (Area Code and Telephone Number(s)):
                                     ----------------------------------------


-----------------------------------------------------------------------------


 (Tax Identification or Social Security Number(s)):
                                                   --------------------------

 Dated:                                           , 1998
       -------------------------------------------

BOX V

                            GUARANTEE OF DELIVERY
        (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)

 The undersigned is:
  o  a member of a national securities exchange,
  o  a member of the National Association of Securities Dealers, Inc., or
  o  a commercial bank or trust company in the United States;
 and guarantees to deliver to the Exchange Agent the certificates for shares of Company Common Stock to which this Form relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Thermadyne, no later than 5:00 P.M. New York City time on the fifth New York Stock Exchange trading day after the date of execution of this guarantee of delivery.

-----------------------------------------------------------------------------
                             (FIRM-PLEASE PRINT)

 Authorized Signature:
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

 Address:
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                      (TAX CODE AND TELEPHONE NUMBER(S))

-----------------------------------------------------------------------------
                                (CONTACT NAME)

                                                 PAYER: [          ]

 -----------------------------------------------------------------------------------------------------------------
SUBSTITUTE                        In Part 1--PLEASE FILL IN YOUR NAME AND ADDRESS       PART 1--
FORM W-9                          BELOW, PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND   ----------------------------
Department of the Treasury        CERTIFY BY SIGNING AND DATING BELOW. EXEMPT PAYEES       SOCIAL SECURITY NUMBER
Internal Revenue Service          SHOULD CHECK THE BOX IN PART 2.                                    OR
PAYER'S REQUEST FOR TAXPAYER      Name                                                  ----------------------------
IDENTIFICATION NUMBER (TIN)       Business Name (if different)                             EMPLOYER IDENTIFICATION
                                  Check appropriate box [] Individual/sole                         NUMBER
                                  proprietor [] Corporation [] Partnership [] Other
                                  Address
                                  City, State and Zip Code
--------------------------------  ----------------------------------------------------- ---------------------------
PAYER'S REQUEST FOR               PART 2-- [] Exempt from backup withholding
 TAXPAYER IDENTIFICATION
 NUMBER (TIN)                     PART 3-- Please check the box at the right if you have applied for, and are awaiting receipt of, your TIN. []
                                  CERTIFICATION--Under penalties of perjury, I certify that:
                                  (1)   The number shown on this form is my correct Taxpayer Identification Number
                                        (or I am waiting for a number to be issued to me), and
                                  (2)   I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                  CERTIFICATION INSTRUCTIONS --You must cross out item (2) above if you have been notified by the IRS that you arc subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see Certification under Specific
                                  Instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------------------------------------------
 SIGNATURE:                                                                          DATE:             , 1998
 -----------------------------------------------------------------------------------------------------------------

         IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:

        CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31 percent of all payments made to me pursuant to this Merger shall be retained until I provide a Tax Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.


Signature                  Date
         -----------------     ----------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

(DO NOT WRITE IN SPACES BELOW)


                                     SHARES
        SHARES        SHARES       CONVERTED      CHECK      AMOUNT OF
    SURRENDERED      ACCEPTED      INTO CASH       NO.         CHECK
-----------------  ------------ --------------  --------- -----------------




-----------------  ------------ --------------  --------- -----------------
Delivery Prepared By            Checked By           Date
------------------------------- --------------  ----------------------------


                                 INSTRUCTIONS

A. PRORATION PROCEDURES.

   A description of the proration procedures is set forth in the Proxy Statement under ["THE MERGER--Stock Election"] and ["THE MERGER--Stock Election Procedure."] A full statement of the proration procedures is contained in the Merger Agreement and all Elections are subject to compliance with such procedures. HOLDERS OF COMPANY COMMON STOCK SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT UNDER ["THE MERGER--MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES."]


   AS A RESULT OF THE PRORATION PROCEDURES, HOLDERS OF COMPANY COMMON STOCK MAY RECEIVE STOCK ELECTION SHARES OR CASH IN AMOUNTS WHICH VARY FROM THE AMOUNTS SUCH HOLDERS ELECT TO RECEIVE. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF STOCK ELECTION SHARES OR THE AMOUNT OF CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.


B. RECEIPT OF CHECKS


   As soon as practicable after the Effective Time of the Merger and after the Election Date, the Exchange Agent will mail certificate(s) for Stock Election Shares and/or cash payments by check to the holders of Company Common Stock with respect to each share of Company Common Stock which is included in any effective Election. Subject to the proration provisions of the Merger Agreement, holders of Company Common Stock who declined to make an Election, or failed to make an effective Election, with respect to any or all of their shares will receive, for each such share, the right to receive an amount equal to $34.50 in cash, subject to proration, as soon as practicable after the certificate(s) representing such share or shares have been submitted.

   No fractional shares will be issued in connection with the Merger. In lieu thereof, the Exchange Agent, as agent for the holders of Company Common Stock who become entitled to a fraction of a Non-Electing Share, shall promptly sell the aggregate of the fractional share interests of such holders and remit the net proceeds thereof (after commissions, costs and expenses incurred in connection with such sale) to such holders according to their respective interests therein.

D. GENERAL.


   1. EXECUTION AND DELIVERY. This Letter of Transmittal or a facsimile hereof must be properly filled in, dated and signed in BOX IV, and must be delivered (together with stock certificates representing the shares of Company Common Stock as to which the Election is made or with a duly signed guarantee of delivery of such certificates) to the Exchange Agent at any of the addresses set forth above.


   THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, BUT IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.


   2. INADEQUATE SPACE. If there is insufficient space on this Letter of Transmittal to list all your stock certificates being submitted to the Exchange Agent, please attach a separate list.

   3. SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Form should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the shares of Company Common Stock described on this Letter of Transmittal have been assigned by the registered holder(s), in which event this Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

   If this Letter of Transmittal is signed by a person or persons other than the registered owners of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates.

   If this Letter of Transmittal or any stock certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Letter of Transmittal.

   4. LOST OR DESTROYED CERTIFICATES. If your stock certificate(s) has been either lost or destroyed, please check the box on the front of this Letter of Transmittal below your name and address and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive any checks in accordance with the Merger Agreement.

   5. CHECKS IN SAME NAME. If any check(s) in respect of certificates representing shares of Company Common Stock submitted with this Letter of Transmittal are to be registered in, or payable to the order of, exactly the same name(s) that appears on such certificate(s), no endorsement of certificate(s) or separate stock power(s) are required.

   6. CHECKS IN DIFFERENT NAME. If any check(s) in respect of certificates representing shares of Company Common Stock submitted with this Letter of Transmittal are to be registered in, or payable to the order of, other than exactly the name that appears on such certificate(s), such exchange shall not be made by the Exchange Agent unless the certificates submitted are endorsed, BOX II is completed, and the signature is guaranteed in BOX IV by a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank (not a savings bank or a savings & loan association) or trust company in the United States which is a member in good standing of the Agent's Medallion Program.

   7. SPECIAL DELIVERY INSTRUCTIONs. If the checks are to be payable to the order of the registered holder(s) of shares of Company Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in BOX III.

   8. MISCELLANEOUS. A single check representing the Cash Election Price will be issued.


   All questions with respect to this Form and the Elections (including, without limitation, questions relating to the timeliness or effectiveness of revocation or any Election and computations as to proration) will be determined by Thermadyne and Mercury, which determination shall be conclusive and binding.


   9. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the "backup withholding" provisions of Federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any cash payments made to holders of Company Common Stock pursuant to the Merger. To prevent backup withholding, each holder (including a holder that makes the Stock Election because of the possibility that such holder will receive cash as a result of proration) should complete and sign the Substitute Form W-9 included in this Form and either: (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the box in Part 2 of the substitute Form W-9 is checked, the Exchange Agent shall retain 31% of cash payments made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with his or her TIN within such sixty (60) day period, the Exchange Agent shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of all payments to the holder thereafter until the holder furnishes a TIN to the Exchange Agent. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the certificates for Company Common Stock are registered in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.


   For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Stock is held in more than one name), consult the Guidelines of the IRS for Certification of Taxpayer Identification Number on Substitute Form W-9.

   Failure to complete the Substitute Form W-9 will not, by itself, cause the submission of certificates for exchange to be deemed invalid, but may require the Exchange Agent to withhold 31% of the amount of any cash payments made pursuant to the Merger. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.


        , 1998